Income Taxes Summary - Reconciliations of Income Tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 30, 2016	Dec. 25, 2015	Dec. 31, 2014
Reconciliations of income tax computed at the U.S. federal statutory tax rate to effective income tax rate
Pretax income	$ 29,712	$ 109,782	$ 34,518
Federal statutory rate (as a percent)	35.00%	35.00%	35.00%
Expected tax (benefit) expense	$ 10,399	$ 38,424	$ 12,081
Reconciling items:
State income taxes, net of federal benefit	(599)	5,030	(3,901)
Compensation	(5,431)
Non-deductible goodwill impairment			8,881
Non-taxable reversal of purchase accounting accrual			(5,459)
Tax effect of noncontrolling interests	(1,544)	(3,205)	(1,557)
Permanent expenses	14,611	27,138	16,221
Foreign tax rate differential	(13,978)	(10,636)	10,765
Tax credits	880	(8,281)	(19,278)
Change in valuation allowance	(89,689)	3,146	35,008
Change in uncertain tax positions	4,698	(23,434)	5,460
Other	(6,495)	580	(11,263)
(Benefit) provision for income taxes	$ (87,148)	$ 28,762	$ 46,958